ADVISOR’S EDGE® VARIABLE ANNUITY

Issued by

TRANSAMERICA PREMIER LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA CC

Supplement dated November 1, 2018

to the

Prospectus dated May 1, 2018

Effective on or about the close of business on December 31, 2018 (“suspension date”), Advisor’s Edge Variable Annuity will no longer be available for purchase by new policy owners.

In order to purchase the Advisor’s Edge Variable Annuity prior to the suspension date, your completed application must be signed December 31, 2018 or earlier, received by us by January 11, 2019, and initial premium must be received by us by the close of the New York Stock Exchange on March 28, 2019. If these conditions are not met, your application will be considered not in good order and a policy will not be issued.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Advisor’s Edge® Variable Annuity dated May 1, 2018